UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 3, 2011

NEW GENERATION BIOFUELS HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	1-34022	26-0067474
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5850 Waterloo Road, Suite 140
Columbia, Maryland 21045
(Address of principal executive offices)(Zip Code)

(410) 480-8084
 (Registrant’s telephone number, including area code)

N/A
(Former Name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

New Generation Biofuels Holdings, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) on March 3, 2011. There were 83,971,296 shares of common stock eligible to be voted at the Annual Meeting and 42,595,727 shares were represented in person or by proxy at the meeting which constituted a quorum to conduct business.

The single proposal presented at the Special Meeting was approved by the shareholders with the final voting results are listed below:

1.	Proposal One:	Increase the authorized number of shares of common stocks of New Generation Biofuels Holdings, Inc.

Votes FOR	Votes AGAINST	Votes ABSTAIN	Broker Non-Votes
37,466,799	4,415,953	712,975

Item 9.01	Financial Statements and Exhibits.

(a)           Financial statements:  None.

(b)           Pro forma financial information:  None.

(c)           Exhibits:  None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW GENERATION BIOFUELS HOLDINGS, INC.

Date: March 9, 2011	By:	/s/ Dane R. Saglio
Dane R. Saglio
Chief Financial Officer